RIVERNORTH FUNDS
RiverNorth/DoubleLine Strategic Income Fund
(Class I Ticker Symbol: RNSIX)
(Class R Ticker Symbol: RNDLX)

SUPPLEMENT DATED OCTOBER 28, 2015
TO THE PROSPECTUS DATED JANUARY 28, 2015

Effective after November 13, 2015, the RiverNorth/DoubleLine Strategic Income Fund (the "Fund") is closed to new investors. Unless you fit into one of the investor categories described below, you may not invest in the Fund.

You may purchase Fund shares through your existing Fund account and reinvest dividends and capital gains in the Fund if you are:

•	A current Fund shareholder as of November 13, 2015;

•	An investor who has previously entered into a letter of intent with the Fund or RiverNorth Capital Management, LLC prior to November 13, 2015;

•	A participant in a qualified defined contribution retirement plan that offers the Fund as an investment option as of November 13, 2015;

•	A wrap fee program or financial advisory firm charging asset-based fees with existing accounts as of November 13, 2015 purchasing shares on behalf of new and existing clients; or

•	A client who maintains a managed account with RiverNorth Capital Management, LLC.

Except as otherwise noted, these restrictions apply to investments made directly with the RiverNorth/DoubleLine Strategic Income Fund through its Transfer Agent and investments made through financial institutions and/or intermediaries. Once an account is closed, the Fund will not accept additional investments unless you are one of the investors listed above. Investors may be required to demonstrate eligibility to purchase shares of the Fund before the Fund accepts an investment. Management reserves the right to (i) make additional exceptions that, in its judgment, do not adversely affect its ability to manage the Fund, (ii) reject any investment or refuse any exception, including those detailed above, that it believes will adversely affect its ability to manage the Fund, and (iii) close and re-open the Fund to new or existing shareholders at any time.

Dated: October 28, 2015

RIVERNORTH FUNDS
c/o ALPS Fund Services, Inc.
1290 Broadway, Suite 1100
1-888-848-7569

Please retain this supplement with your Prospectus for future reference.